                                                                  EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the EqualNet Holding Corp. Employee Stock Purchase Plan of our report dated August 23, 1995, with respect to the consolidated financial statements of EqualNet Holding Corp. included in its Annual Report (Form 10-K) for the year ended June 30, 1995, filed with the Securities and Exchange Commission.


                                              /s/ ERNST & YOUNG LLP

                                                  Ernst & Young LLP

Houston, Texas
May 22, 1996